Exhibit 99.1

ALTABANCORPTM ANNOUNCES ACQUISITION BY GLACIER BANCORP, INC.

AMERICAN FORK, UTAH, May 18, 2021 – AltabancorpTM (Nasdaq: ALTA) (the “Company” or “Alta”) announced today the signing of a definitive agreement with Glacier Bancorp, Inc. (“Glacier” or the “Company”) (Nasdaq: GBCI) to acquire Alta, the bank holding company for Altabank, a community bank headquartered in American Fork, Utah. The acquisition marks Glacier’s 24th announced acquisition since 2000 and its 7th announced transaction in the past five years. This also marks Glacier’s second acquisition of a Utah-based bank in the last two years, completing the acquisition of First Community Bank based in Layton, Utah in 2019. Altabank provides banking services to individuals and businesses throughout Utah and southern Idaho with 25 branch locations from Preston, Idaho to St. George, Utah. As of March 31, 2021, Alta had total assets of $3.5 billion, total loans of $1.8 billion and total deposits of $3.2 billion.

The boards of Glacier and Alta unanimously approved the transaction, which is subject to regulatory approval, Alta shareholder approval, and other customary conditions of closing. Glacier has obtained voting agreements from Alta’s Directors, Executive Officers and Principal Shareholders, including members of the Gunther family. The definitive agreement provides that upon closing of the transaction, Alta shareholders are to receive 0.7971 shares of Glacier stock for each Alta share. Based on the closing price of $61.51 for Glacier shares on May 17, 2021, the transaction would result in an aggregate value of $933.5 million. Upon closing of the transaction, which is anticipated to take place in the fourth quarter of 2021, Altabank will become Glacier’s 17th bank division, and will operate under its existing name.

“We are excited and proud to welcome Altabank to the Glacier family of banks,” said Randy Chesler, Glacier’s President and Chief Executive Officer. “This is an exceptional opportunity to solidify Glacier’s presence in the booming Utah market by partnering with the largest community bank in the state. We have been keenly focused on building our presence in Utah and this opportunity checks all the boxes.” Chesler also noted that “This acquisition is consistent with our history of adding high quality community banks to our proven banking model. Altabank has been serving customers in Utah for over 100 years, and has developed a leading position and lasting legacy in the markets it serves.”

The transaction will be immediately accretive to Glacier’s tangible book value per share and immediately accretive to Glacier’s earnings per share, excluding one-time transaction-related expenses.

Len Williams, President and CEO of Alta, commented, “Altabank has been a market leader in Utah for decades. In our constant quest to be bigger, better and stronger, the opportunity to join the Glacier family of banks was an undeniably great one for us. Becoming part of the Glacier family gives us the chance to compete with anyone, anywhere in our market, all while maintaining our local autonomy.”

Glacier management will review additional information regarding the transaction on a conference call beginning at 9:00 a.m. Mountain Time on Wednesday, May 19, 2021. The call may be accessed by dialing (877) 561-2748 and the conference ID is 3354557. A slide presentation to accompany management’s commentary may be accessed from Glacier’s May 18, 2021 Form 8-K filing with the Securities and Exchange Commission (the “SEC”) or at https://www.glacierbancorp.com/news-market-information/annual-reports-presentations.

Glacier was advised in the transaction by D.A. Davidson & Co. as financial advisor and Miller Nash Graham & Dunn LLP as legal counsel. Altabancorp was advised by Keefe, Bruyette & Woods, A Stifel Company as financial advisor and Jones Day as legal counsel.

About AltabancorpTM

AltabancorpTM (Nasdaq: ALTA) is the bank holding company for AltabankTM, a full-service bank, providing loans, deposit and cash management services to businesses and individuals through 25 branch locations from Preston, Idaho to St. George, Utah. AltabankTM is the largest community bank in Utah with total assets of $3.5 billion. Our clients have direct access to bankers and decision-makers, who work with clients to understand their specific needs and offer customized financial solutions. AltabankTM has been serving communities in Utah and southern Idaho for more than 100 years. More information about AltabankTM is available at www.altabank.com. More information about AltabancorpTM is available at www.altabancorp.com.

Investor Relations Contact

Mark K. Olson

Executive Vice President and Chief Financial Officer

AltabancorpTM

1 East Main Street

American Fork UT 84003

investorrelations@altabancorp.com

Phone: 801-642-3998

Important Information and Where You Can Find It

In connection with the proposed transaction, Glacier will file with the SEC a registration statement on Form S-4 to register the shares of Glacier’s capital stock to be issued in connection with the proposed transaction. The registration statement will include a proxy statement of Alta and a prospectus of Glacier, which will be sent to the shareholders of Alta seeking their approval of the proposed transaction.

This release does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS AND SHAREHOLDERS OF GLACIER AND ALTA AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GLACIER, ALTA AND THE PROPOSED TRANSACTION. Investors will be able to obtain a free copy of the registration statement, including the proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about Glacier and Alta, without charge, at the SEC’s website (http://www.sec.gov). Copies of the registration statement, including the proxy statement/prospectus, and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Glacier Bancorp, 49 Commons Loop, Kalispell, Montana 59901; Telephone (406) 751-7706, or Altabancorp, 1 East Main Street, American Fork, Utah 84003; Telephone (801) 642-3998.

Participants in the Solicitation of Proxies in Connection with Proposed Transaction

Glacier, Alta and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding Glacier’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 16, 2021, and certain of its Current Reports on Form 8-K. Information regarding Alta’s directors and executive officers is available in an amendment to its Annual Report on Form 10-K/A, which was filed with the SEC on April 29, 2021, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “estimate,” “expect,” “will,” and similar references to future periods. Such forward-looking statements include but are not limited to statements regarding the expected closing of the transaction and the potential benefits of the business combination transaction involving Glacier and Alta, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts regarding either company or the proposed combination of the companies. These forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, that may cause actual results or events to differ materially from those projected, including but not limited to the following: risks that the merger transaction will not close when expected or at all because required regulatory, shareholder or other approvals or conditions to closing are delayed or not received or satisfied on a timely basis or at all; risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Glacier and Alta operate; uncertainties regarding the ability of Glacier Bank and Altabank to promptly and effectively integrate their businesses; changes in business and operational strategies that may occur between signing and closing; uncertainties regarding the reaction to the transaction of the companies’ respective customers, employees, and counterparties; and risks relating to the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. Alta undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this report. For more information, see the risk factors described in Alta’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC.

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